                                     AMENDED
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      SAVANNAH CELLULAR LIMITED PARTNERSHIP

            SAVANNAH CELLULAR LIMITED PARTNERSHIP, a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of amending its Certificate of Limited Partnership pursuant to Section 17-202 of the Act, hereby certifies that effective on the filing date, Paragraph 3 of the Certificate of Limited Partnership is amended to read in its entirety as follows:

            3. The name and business address of the sole general partner of the Partnership is:

                        Georgia Metronet, Inc.
                        245 Perimeter Center Parkway
                        Atlanta, Georgia 30346

            IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of SAVANNAH CELLULAR LIMITED PARTNERSHIP, as of May 12, 1993.

                             GEORGIA METRONET, INC.
                             its General Partner

                             By: /s/ Linda T. Muir
                                 ----------------------------------
                                 Linda T. Muir, Assistant Secretary

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      SAVANNAH CELLULAR LIMITED PARTNERSHIP

            This Certificate of Limited Partnership of Savannah Cellular Limited Partnership (the "Partnership") has been duly executed and is being filed in accordance with Section 17-201 of the Delaware Revised Uniform Limited Partnership Act by Savannah Cellular General Partnership, a California general partnership, general partner of the Partnership.

            1. The name of the Partnership is Savannah Cellular Limited Partnership.

            2. The address of the registered office of the Partnership in the State of Delaware is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

            3. The name and business address of the sole general partner of the Partnership is:

                      Savannah Cellular General Partnership
                      137 1/2 South Sycamore Avenue
                      Los Angeles, California 90036
                      Attn: Sheila Leibsohn
                            Managing Partner

                           Savannah Cellular General Partnership
                                           General Partner


                                       By: /s/ Sheila Leibsohn
                                           -------------------
                                           Sheila Leibsohn
                                           Managing Partner

Date: June 22, 1987

                               FIFTH AMENDMENT TO
                  SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT
                 OF THE PARTNERSHIP OF SAVANNAH CELLULAR LIMITED
                                   PARTNERSHIP

       This Fifth Amendment is effective as of March 6,1995, and amends the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   WITNESSETH

       WHEREAS: The Partners desire to amend the Partnership Agreement as provided for herein and in accordance with the requirements for amendments to the Partnership Agreement set forth therein;

       WHEREAS: On March 6,1995, Georgia Metronet, Inc. purchased from GTE Mobilnet Incorporated, its General Partnership interest in Savannah Cellular General Partnership, pursuant to the terms of that certain Purchase and Sale; Assignment and Assumption of Interests Agreement dated June 21, 1995;

       WHEREAS: Georgia Metronet, Inc. now owns 100% of the interest in Savannah Cellular General Partnership, resulting in the dissolution of Savannah Cellular General Partnership.

       NOW THEREFORE: In consideration of the mutual benefits inuring to each of the parties to this Amendment, intending to be legally bound, the parties hereto agree that the partnership Agreement shall be amended as follows:

       1. The Partnership Agreement is hereby amended by deleting all references to Savannah Cellular General Partnership as General Partner, and substituting therefore, Georgia Metronet, Inc. as General Partner.

       2. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Partnership Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement.

       ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

       IN WITNESS WHEREOF, the undersigned has caused this Fifth Amendment to be duly executed by its duly authorized representative as of the date first written above.

GENERAL PARTNER
---------------

GEORGIA METRONET, INC., as general partner of Savannah Cellular Limited Partnership


By: /s/ [ILLEGIBLE]
    ----------------------

Title:
       --------------------

                               FOURTH AMENDMENT TO
                  SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT
                 OF THE PARTNERSHIP OF SAVANNAH CELLULAR LIMITED
                                   PARTNERSHIP

      This Fourth Amendment is effective as of December 23, 1994, and amends the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   WITNESSETH

      WHEREAS: Article 7 of the Partnership Agreement permits the assignment of a Limited Partner's Partnership Interest; and

      WHEREAS: The Partnership Agreement in Sections 7 and 9 contemplates that the Partnership Agreement will be amended without the written consent of the Limited Partners upon the transfer of Partnership Interests by a Limited Partner; and

      WHEREAS: The Kathleen M. Sloan Trust owns a .3067% Limited Partner's interest in Savannah Cellular Limited Partnership (the "Partnership") and entered into a definitive Purchase and Sale; Assignment and Assumption of Interests Agreement (the "Agreement") to sell its entire Limited Partner's interest to Georgia Metronet, Inc.;

      WHEREAS: The Partnership interest in the transaction described herein has been assigned and transferred in a formal closing on December 23, 1994;

      WHEREAS: the General Partner desires, for itself and as attorney-in-fact for the Limited Partners, to amend the Partnership Agreement and provide for the continuation of the Partnership.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Partnership Agreement is hereby amended by deleting all references to the Kathleen M. Sloan Trust as Partner.

      2. As a result of this transfer, the respective Partnership Interests of the Partners as of the date hereof are:

         General Partnership     Savannah Cellular General   50.2590%
         Interest                Partnership

         Limited Partnership     Georgia Metronet, Inc.      47.6226%

                                 7 Minority Partners          2.1184%

      3. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Partnership Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement

      ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

      IN WITNESS WHEREOF, the undersigned has caused this Fourth Amendment to be duly executed by its duly authorized representative as of the date first written above.


GENERAL PARTNER
---------------

For itself and as Attorney-in-fact for the Limited Partners pursuant to
Section 9 of the Partnership Agreement

GEORGIA METRONET, INC.
Managing General Partner


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

LIMITED PARTNER
---------------

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

                               FOURTH AMENDMENT TO
                  SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT
                 OF THE PARTNERSHIP OF SAVANNAH CELLULAR LIMITED
                                   PARTNERSHIP

      This Fourth Amendment is effective as of December 23, 1994, and amends the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   WITNESSETH

      WHEREAS: Article 7 of the Partnership Agreement permits the assignment of a Limited Partner's Partnership Interest; and

      WHEREAS: The Partnership Agreement in Sections 7 and 9 contemplates that the Partnership Agreement will be amended without the written consent of the Limited Partners upon the transfer of Partnership Interests by a Limited Partner; and

      WHEREAS: The Kathleen M. Sloan Trust owns a .3067% Limited Partner's interest in Savannah Cellular Limited Partnership (the "Partnership") and entered into a definitive Purchase and Sale; Assignment and Assumption of Interests Agreement (the "Agreement") to sell its entire Limited Partner's interest to Georgia Metronet, Inc.;

      WHEREAS: The Partnership interest in the transaction described herein has been assigned and transferred in a formal closing on December 23, 1994;

      WHIEREAS: the General Partner desires, for itself and as attorney-in-fact for the Limited Partners, to amend the Partnership Agreement and provide for the continuation of the Partnership.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Partnership Agreement is hereby amended by deleting all references to the Kathleen M. Sloan Trust as Partner.

      2. As a result of this transfer, the respective Partnership Interests of the Partners as of the date hereof are:

            General Partnership     Savannah Cellular General   50.2590%
            Interest                Partnership

            Limited Partnership     Georgia Metronet, Inc.      47.6226%

                                    7 Minority Partners          2.1184%

      3. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Partnership Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement

      ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

      IN WITNESS WHEREOF, the undersigned has caused this Fourth Amendment to be duly executed by its duly authorized representative as of the date first written above.

GENERAL PARTNER
---------------

For itself and as Attorney-in-fact for the Limited Partners pursuant to
Section 9 of the Partnership Agreement

GEORGIA METRONET, INC.
Managing General Partner


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

LIMITED PARTNER
---------------

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

                               THIRD AMENDMENT TO
                  SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT
                 OF THE PARTNERSHIP OF SAVANNAH CELLULAR LIMITED
                                   PARTNERSHIP

      This Third Amendment is effective as of January 13, 1993, and amends the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   WITNESSETH

      WHEREAS: Article 7 of the Partnership Agreement permits the assignment of a Limited Partner's Partnership Interest; and

      WHEREAS: The Partnership Agreement in Sections 7 and 9 contemplates that the Partnership Agreement will be amended without the written consent of the Limited Partners upon the transfer of Partnership Interests by a Limited Partner; and

      WHEREAS: Donnie K. Mangrum and Elmer Mangrum own a .2972% Limited Partner's interest in Savannah Cellular Limited Partnership (the "Partnership") and entered into a definitive Purchase and Sale; Assignment and Assumption of Interests Agreement (the "Agreement") to sell its entire Limited Partner's interest to Georgia Metronet, Inc.;

      WHEREAS: The Partnership interest in the transaction described herein has been assigned and transferred in a formal closing on January 13, 1993;

      WHEREAS: the General Partner desires, for itself and as attorney-in-fact for the Limited Partners, to amend the Partnership Agreement and provide for the continuation of the Partnership.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Partnership Agreement is hereby amended by deleting all references to Donnie K. Mangrum and Elmer Mangrum as Partners.

      2. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Partnership Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement

      ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

      IN WITNESS WHEREOF, the undersigned has caused this Third Amendment to be duly executed by its duly authorized representative as of the date first written above.


GENERAL PARTNER
---------------

For itself and as Attorney-in-fact for the Limited Partners pursuant to
Section 9 of the Partnership Agreement

GEORGIA METRONET, INC.
Managing General Partner


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

LIMITED PARTNER
---------------

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       5/30/95
      --------------------

                               SECOND AMENDMENT TO
               SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT OF THE
                                 PARTNERSHIP OF
                      SAVANNAH CELLULAR LIMITED PARTNERSHIP

      This Second Amendment to the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership is made and entered into as of July 29, 1994. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership dated as of June 21, 1987 (the "Partnership Agreement").

                                   WITNESSETH

      WHEREAS, the Partners desire to amend the Partnership Agreement as provided for herein and in accordance with the requirements for amendments to the Partnership Agreement set forth therein;

      NOW, THEREFORE, in consideration of the mutual benefits inuring to each of the parties to this Amendment, intending to be legally bound, the parties hereto agree that the Partnership Agreement shall be amended as follows:

      1. Section 11.2(b) of the Partnership Agreement shall be amended to delete the following:

            "On or before April 1 of each year,"

and replace it with the following

            "By April 30 of the following year,"

      2. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Percentage Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement.

      ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

      IN WITNESS WHEREOF, the undersigned hereto have caused this Second Amendment to be duly executed by their duly authorized representatives as of the date first written above.

GENERAL PARTNER
---------------

SAVANNAH CELLULAR GENERAL PARTNERSHIP


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       7/29/94
      --------------------


LIMITED PARTNER
---------------

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       7/29/94
      --------------------

                               FIRST AMENDMENT TO
                  SECOND AMENDED LIMITED PARTNERSHIP AGREEMENT
                 OF THE PARTNERSHIP OF SAVANNAH CELLULAR LIMITED
                                   PARTNERSHIP

      This First Amendment is effective as of December 3, 1993, and amends the Second Amended Limited Partnership Agreement of the Partnership of Savannah Cellular Limited Partnership (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   WITNESSETH

      WHEREAS: Article 7 of the Partnership Agreement permits the assignment of a Limited Partner's Partnership Interest; and

      WHEREAS: the Partnership Agreement in Sections 7 and 9 contemplates that the Partnership Agreement will be amended without the written consent of the Limited Partners upon the transfer of Partnership Interests by a Limited Partner; and

      WHEREAS: it is known by all that on June 21, 1987, Georgia Metronet, Inc., as a General Partner in the Savannah Cellular General Partnership, entered into the Partnership Agreement which established Savannah Cellular Limited Partnership (the "Partnership"). Savannah Cellular General Partnership is the sole General Partner of the Partnership; and

      WHEREAS: on December 28, 1990, GTE Mobile Communications Incorporated ("GTEMC") purchased a 23.7697% limited partnership interest (the "Limited Partnership Interest") in the Partnership and entered into the Partnership Agreement; and

      WHEREAS: GTEMC is the parent corporation of Georgia Metronet, Inc.; and

      WHEREAS: GTEMC is willing to contribute the Limited Partnership Interest and Georgia Metronet, Inc. is willing to accept the Limited Partnership Interest; and

      WHEREAS: Georgia Metronet, Inc. is willing to assume all of the obligations of GTEMC relating to the Partnership or arising under the Partnership Agreement with respect to the Limited Partnership Interest, pursuant to the terms of the Assignment and Assumption Agreement dated as of December 3, 1993; and

      WHEREAS: the General Partner desires, for itself and as attorney-in-fact for the Limited Partners, to amend the Partnership Agreement to reflect such assignment and change in the ownership percentage of the General Partner.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. The Partnership Agreement is hereby amended by deleting all references to GTEMC as Partner.

      2. As a result of this transfer, the respective Partnership Interests of the Partners as of the date hereof are:

            General Partnership     Savannah Cellular General   50.2590%
            Interest                Partnership

            Limited Partnership     Georgia Metronet, Inc.      47.3159%
            Interest
                                    8 Minority Partners          2.4251%

3. This amendment shall become effective when executed (which execution may be in counterparts) by the General Partner and Limited Partners whose Percentage Interests total more than 50% of the Partnership Interests of the Limited Partners, as provided in Section 12.15 of the Partnership Agreement

      ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

                      (This space intentionally left blank)

      IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be duly executed by its duly authorized representative as of the date first written above.

GENERAL PARTNER
---------------

For itself and as Attorney-in-fact for the Limited Partners pursuant to
Section 9 of the Partnership Agreement

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       7/29/94
      --------------------

LIMITED PARTNER
---------------

GEORGIA METRONET, INC.


By: /s/ [ILLEGIBLE]
    ----------------------

Title:      President
       -------------------

Date:       7/29/94
      --------------------